SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 30, 1996




                                IVAX CORPORATION

                  4400 BISCAYNE BOULEVARD, MIAMI, FLORIDA 33137

                                  305-575-6000

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
Incorporated under the laws of the         Commission File Number         I.R.S. Employer Identification Number

          STATE OF FLORIDA                       1-09623                               16-1003559


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ITEM 5.           OTHER EVENTS.

         On September 30, 1996, IVAX Corporation issued a press release announcing its restructuring plans and offering its outlook for the 1996 third quarter, a copy of which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by this reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


                  10.1   Press Release of IVAX Corporation dated September 30,
                         1996.












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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             IVAX CORPORATION


                                             \S\ ARMANDO A. TABERNILLA
                                             --------------------------------
                                             Armando A. Tabernilla
                                             Vice President -- Legal Affairs
                                             and General Counsel

Date: October 2, 1996


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